                                                                   EXHIBIT 10.33

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                 BUY.COM INC.
                                 21 Brookline
                            Aliso Viejo, CA  92656

                               September 2, 1999

SOFTBANK America Inc.
300 Delaware Ave.
Suite 909
Wilmington, DE 19801
Attention: Steve Murray

Dear Gentlemen:

         This letter agreement (the "Agreement") sets forth the principal terms upon which Buy.Com Inc., a Delaware corporation ("Buy.Com"), on the one hand, and SOFTBANK America Inc. and/or one or more of its affiliated entities referenced in this Agreement (all such entities collectively referred to as "SoftBank"), on the other hand, will form three separate joint ventures. The principal terms of each of the joint ventures are set forth in Exhibit A,
                                                               ---------
Exhibit B and Exhibit C (each a "Term Sheet" and collectively, the "Term
---------     ---------
Sheets"). This Agreement is being entered into contemporaneously with the execution and delivery of that certain Series B Participating Convertible Preferred Stock Purchase Agreement (the "Series B Agreement") of even date herewith (the "Series B Preferred Stock Financing").

     1.  Buy.Com Europe.  Buy.Com and SoftBank America Inc. will form a joint
         --------------
venture according to the principal terms set forth in the Term Sheet attached hereto as Exhibit A. The provisions set forth in the Term Sheet attached hereto
          ---------
as Exhibit A are intended to be binding on Buy.Com and SoftBank, subject to the
   ---------
Closing of the Series B Preferred Stock Financing.

     2.  Buy.Com UK.  Buy.Com and eVentures will form a joint venture according
         ----------
to the principal terms set forth in the Term Sheet attached hereto as Exhibit B.
                                                                      ---------
The provisions set forth in the Term Sheet attached hereto as Exhibit B are
                                                              ---------
intended to be binding on Buy.Com and eVentures, subject to the Closing of the Series B Preferred Stock Financing.

     3.  Buy.Com Japan.  Buy.Com and SoftBank America Inc. will form a joint
         -------------
venture according to the principal terms set forth in the Term Sheet attached hereto as Exhibit C. The provisions set forth in the Term Sheet attached hereto
          ---------
as Exhibit C are intended to be binding on Buy.Com and SoftBank, subject to the
   ---------
Closing of the Series B Preferred Stock Financing.

     4.  Exclusive Negotiations.  Each of the parties shall negotiate in good
         ----------------------
faith and cooperate fully with each other in the negotiation and execution of the definitive joint venture documents for each of the three joint ventures. Between the date that is 90 days from the date hereof or such earlier date as the parties hereto mutually agree, SoftBank and Buy.Com will not (and it will assure that its officers, directors, employees, affiliates and legal, accounting and financial advisors do not on its behalf) take any action to solicit, initiate, seek, encourage, support or entertain any inquiry, proposal or offer from, furnish any information to, or participate in any negotiations with, any corporation, partnership, person or other entity or group (other than

Softbank
September 2, 1999
Page 2

negotiations with each other) regarding any international e-commerce joint venture in the territories referenced in the Term Sheets.

     5.  No Public Announcement; No Disclosure.  The parties shall make no
         -------------------------------------
public announcement concerning this Agreement or the matters contemplated herein, their discussions or any other memoranda, letters or agreements between the parties relating to the matters contemplated herein without the prior consent of the other party; provided, that either of the parties may at any time make disclosure if it is advised by independent legal counsel that such disclosure is required under applicable law or regulatory authority. Except as permitted by the preceding proviso, under no circumstances will the parties (or any of their respective officers, directors, employees or affiliates) discuss or disclose the existence or terms of this Agreement (or that the parties are holding discussions) with or to any third party other than such legal, accounting and financial advisors of such parties who have a need to know such information solely for purposes of assisting the parties in evaluating and negotiating the matters contemplated herein.

     6.  Conditions to Close.  The closing of the Series B Preferred Stock
         -------------------
Financing and the sale of shares by The Scott A. Blum Separate Property Trust (the "Blum Sales") and the receipt of the purchase price for such shares shall be a condition to Buy.Com's obligation to close the joint venture transactions referenced in this Agreement.

     7.  Termination and Break Up Fee.  This Agreement shall terminate upon the
         ----------------------------
occurrence of either of the following:

     (a) At the election of Buy.Com, in the event the Series B Preferred Stock Financing and the Blum Sales have not closed prior to September 30, 1999, provided that if the sole reason for the failure to close the Series B Preferred Stock Financing and Blum Sales is due to the requirement to comply with the Hart Scott Rodino Antitrust Improvements Act of 1976, such closing date deadline shall be extended until the waiting period has expired or been terminated, or

     (b) At the election of Buy.Com or SoftBank if such other party has failed to comply with the terms of this Agreement, and has failed to cure such default within thirty (30) days notice of such default by the non-breaching party.

     (c) At the election of either party with respect to any of the three joint ventures for which the parties have not executed and delivered definitive joint venture documents within six (6) months of the date hereof with respect to the Buy.Com Europe and Buy.Com UK and nine (9) months of the date hereof with respect to Buy.Com Japan.

     In the event this Agreement is terminated (i) pursuant to Section 7(b) above as a result of a breach of this Agreement by a party or (ii) pursuant to
Section 7(c) above as a result of the bad faith actions of a party (in either event such party at fault shall be a "breaching party"), such breaching party shall pay to the non-breaching party a termination fee of One Million Dollars (US$1,000,000). Sections 5, 9 and 11 will survive the termination of this Agreement.

Softbank
September 2, 1999
Page 3

     8.  Effect of Agreement.  This Agreement is intended to be a binding
         -------------------
agreement of the parties hereto, effective and enforceable by the parties. By SoftBank's signature hereto, SoftBank represents it has the authority to bind itself and the SoftBank affiliates referenced in this Agreement. The Term Sheets are incorporated into this Agreement and set forth the parties' intent for the structure, terms and conditions of the respective joint ventures. The definitive joint venture documents for each joint venture will contain additional terms and conditions customary for transactions of this type.

     9.  Expenses.  Each party will bear all fees and expenses incurred by it or
         --------
on its behalf in connection with the matters set forth herein (including, without limitation, the fees and expenses of attorneys, accountants, consultants, lenders and other advisors).

     10.  Notices.  All notices and other communications hereunder will be in
          -------
writing and will be furnished by hand delivery (including recognized overnight courier) or facsimile to the parties at the addresses set forth below. Any such notice will be deemed duly given upon the date it is delivered to the address shown below, addressed as follows:

          If to Buy.Com:

               Buy.Com Inc.
               21 Brookline
               Aliso Viejo, California  92656
               Attention:  Chief Executive Officer
               Facsimile:  (949) 425-5320

          With a copy to:

               Brobeck, Phleger & Harrison LLP
               38 Technology Drive
               Irvine, California  92618-6301
               Attention: Keven F. Baxter, Esq.
               Facsimile: (949) 790-6301

          If to SoftBank:

               SOFTBANK America Inc.
               300 Delaware Ave.
               Suite 909
               Wilmington, DE 19801
               Attention: Francis B. Jacobs II
               Facsimile: (302) 552-3128

Softbank
September 2, 1999
Page 4

          With a copy to:

               Sullivan & Cromwell
               1888 Century Park East
               Suite 2100
               Los Angeles, CA  90067
               Attention: John L. Savva, Esq.
               Facsimile: (310) 712-8800

The addresses set forth above may be changed by any party upon furnishing to the other parties a notice of change of address in accordance with the terms of this paragraph.

     11.  Miscellaneous. This Agreement is governed by California law, without
          -------------
regard to its choice of law rules. The parties expressly waive the application of the United Nations Convention on Contracts for the International Sale of Goods to the terms of this Agreement. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts in Orange County, California. The official language for purposes of this Agreement, the definitive joint venture documents and all notices and communications hereunder and thereunder shall be English. This Agreement constitutes the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior or contemporaneous agreements, communications, and understanding (whether written or oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by all of the parties, provided that the terms of each of the joint ventures may be amended by the written consent of Buy.Com and the particular SoftBank entity participating in such joint venture. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

          If you are in agreement with the foregoing, please sign in the space provided below and return a copy of this letter to the undersigned.

                                 Very truly yours,

                                 BUY.COM INC.

                                 By:_________________________________
                                     Gregory J. Hawkins
                                     Chief Executive Officer

Softbank
September 2, 1999
Page 5


ACCEPTED and AGREED:

SOFTBANK AMERICA, INC.

By:_________________________

Name:_______________________

Title:______________________

                                   EXHIBIT A
                                   ---------

                                  TERM SHEET

                                      for

                                BUY.COM EUROPE

                                  TERM SHEET
                                      FOR
                         BUY.COM EUROPE JOINT VENTURE


Purpose of Joint Venture:      BUY.COM INC. ("Buy.Com") and SOFTBANK America
                               Inc. ("SoftBank") will form a joint venture
                               ("Buy.Com Europe") to launch and operate an Internet superstore in the countries and territories listed below.

Territory Covered:             The countries comprising the European Union,
                               Switzerland, all European countries east to the Russian border (exclusive of Russia), all European countries south to Greece (inclusive of Greece), but excluding the United Kingdom, Ireland, the Middle East and Africa (the
                               "Territory").

Launch Priority:               It is anticipated that Buy.Com Europe will
                               prioritize the countries in which it launches the Buy.Com Internet superstore concept as follows:

                                   First Stage:   Germany, France
                                   Second Stage:  Benelux, Scandinavia
                                   Third Stage:   Italy, Spain
                                   Future Stages: To be determined by the
                                                  Buy.Com Europe Board

Ownership and Structure:       Buy.Com Europe will be owned as follows:

                                   50% Buy.Com
                                   50% SOFTBANK America Inc.

                               The legal and tax structure of Buy.Com Europe will be determined by Buy.Com and SoftBank in consultation with their tax, legal and accounting advisors. It is understood that the objective is for Buy.Com to be able to consolidate the financial statements of Buy.Com Europe into Buy.Com until Buy.Com Europe completes an IPO.

                               Buy.Com Europe will establish an employee equity incentive [***] of the initial capitalization for
                                          ---
                               issuance to employees and officers of Buy.Com Europe. The stock and option grants will be subject to customary [***]. Any modifications to
                                                     ---
                               such vesting schedule shall be at the discretion
                               of the Buy.Com Europe Board on a case by case basis.

______________________________

          [***] Confidential treatment has been requested for the bracketed
           ---
portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Initial Funding of             The initial funding of U.S. $8.2 million which
Buy.Com Europe:                is intended to provide adequate working capital
                               through June 2000, will be provided entirely by SoftBank as follows:

                                   $2.73 million equity contribution from
                                   SoftBank
                                   $2.73 million working capital cash loan from SoftBank to Buy.Com Europe.
                                   $2.73 million equity contribution from
                                   Buy.Com (which amount will be funded by
                                   SoftBank as a loan to Buy.Com such that
                                   Buy.Com receives credit for such capital contribution on the books of Buy.Com Europe.

                               The loan from SoftBank to Buy.Com will accrue interest at the lowest rate required to avoid the imputation of interest and will have a 5 year term with an acceleration clause for immediate payment within ten (10) days of the closing of Buy.Com's IPO.

                               The loan from Softbank to Buy.Com Europe will accrue interest at the lowest rate required to avoid the imputation of interest and will have a 5 year term with an acceleration clause for immediate payment within ten (10) days of the closing of Buy.Com Europe's IPO.

Ongoing Funding of Buy.Com     On an annual basis, management of Buy.Com Europe
Europe:                        will prepare a Business Plan and Budget for
                               Buy.Com Europe for review and approval by the Buy.Com Europe Board. Ongoing funding will be obtained by additional pro rata investments by Buy.Com and SoftBank or new third party investments on terms approved by the Buy.Com
                               Europe Board. Any new third party investments will dilute all shareholders pro-rata based on their respective percentage ownership interests on the date of such investment.

Preemptive Right:              Buy.Com and SoftBank will have a right to
                               participate in any future financing to maintain their pro rata ownership in Buy.Com Europe subject to certain customary exceptions to be included in the definitive joint venture documents. This right will terminate upon an IPO of Buy.Com Europe.

Governance:                    Buy.Com Europe will have a Board of Directors of
                               [***] members initially with Buy.Com designating
                                ---
                               [***] members [***] and SoftBank designating
                                ---           ---
                               [***] members. The parties will enter into a
                                ---
                               voting agreement to maintain the Board
                               composition which agreement will terminate upon an IPO of Buy.Com Europe.

                               Buy.Com's CEO, Greg Hawkins, will serve as
                               Chairman of Buy.Com Europe. The CEO or Managing Director of Buy.Com Europe will serve as one of the [***] designees of Buy.Com on the Board of
                                    ---
                               Buy.Com Europe and such individual will report to Mr. Hawkins.

                               Buy.Com and SoftBank will mutually recruit and select a CEO and other senior management for Buy.Com Europe.

Intellectual Property          Buy.Com will license its e-commerce technology to
                               Buy.Com Europe on a royalty free basis for use in the Territory. Buy.Com will retain ownership of its trade name, brand and all trademark and service marks and other intellectual property rights relating thereto and will license its name and its other intellectual property rights necessary and applicable to the business of Buy.Com Europe on a royalty free basis and on such other terms to be established in the definitive joint venture documents. These licenses will be perpetual subject to certain limitations to be provided for in the definitive joint venture documents.

                               Buy.Com will receive a royalty free, perpetual grant back license to all technology developed by Buy.Com Europe.

Service Fees:                  If either Buy.Com or SoftBank provides services
                               to Buy.Com Europe, Buy.Com Europe shall reimburse such costs on an allocated basis and pay a service fee to such party, provided that the party providing such services will submit a written proposal of such services and fees for approval by a majority of the disinterested
                               Buy.Com Europe Board.

Co-Promotion and Cross         Buy.Com and SoftBank will discuss and negotiate
Marketing Opportunities:       co-promotion and cross marketing opportunities to
                               include within the definitive joint venture documents.

______________________________

          [***] Confidential treatment has been requested for the bracketed
           ---
portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Admission of Additional        Buy.Com Europe will not issue ownership interest
Partners:                      to a competitor of Buy.Com without the prior
                               written consent of Buy.Com.

Co-Sale and Right of First     Each of Buy.Com and SoftBank will have a co-sale
Refusal Provisions             right and right of first refusal over the other
                               partner's shares or other ownership interest in Buy.Com Europe, excluding transfers to affiliates. This agreement will terminate upon an IPO of Buy.Com Europe.

Expenses:                      Each party will pay its own costs incurred in
                               connection with the preparation and negotiation of the joint venture documents.


                                        BUY.COM INC.

                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                        SOFTBANK America Inc.

                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                   EXHIBIT B
                                   ---------

                                  TERM SHEET

                                      for

                                  BUY.COM UK

                                  TERM SHEET
                                      FOR
                           BUY.COM UK JOINT VENTURE



Purpose of Joint Venture:   BUY.COM INC. ("Buy.Com") and eVentures, a joint
                            venture between SOFTBANK and ePartners Capital Ltd.
                            (collectively, "eVentures") will form a joint venture ("Buy.Com UK") to launch and operate an Internet superstore in the countries and territories listed below.

Territory Covered:          The countries include the United Kingdom, Australia,
                            New Zealand and India (the "Territory").

Launch Priority:            It is anticipated that Buy.Com UK will prioritize
                            the countries in which it launches the Buy.Com
                            Internet superstore concept as follows:

                              First Stage:   United Kingdom
                              Second Stage:  Australia
                              Third Stage:   New Zealand
                              Future Stages: To be determined by the Buy.Com UK
                                             Board

Ownership and               Buy.Com UK will be owned as follows:
Structure:
                              50% Buy.Com
                              50% eVentures
[CAPTION]
                            The legal and tax structure of Buy.Com UK will be determined by Buy.Com and eVentures in consultation with their tax, legal and accounting advisors. It is understood that the objective is for Buy.Com to be able to consolidate the financial statements of Buy.Com UK into Buy.Com until Buy.Com UK completes an IPO.

                            Buy.Com UK will establish an employee equity
                            incentive [***] of the initial capitalization for
                                       ---
                            issuance to employees and officers of Buy.Com UK. The stock and option grants will be subject to customary [***]. Any modifications to such vesting
                                       ---
                            schedule shall be at the discretion of the Buy.Com UK Board on a case by case basis.

Initial Funding of          The initial funding of U.S. $6 million which is
Buy.Com UK:                 intended to provide adequate working capital through
                            June 2000, will be provided entirely by Softbank and/or eVentures as follows:

                              $2 million equity contribution from
                              Softbank/eVentures

__________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                              $2 million working capital cash loan from Softbank to Buy.Com UK. $2 million equity contribution from Buy.Com (which amount will be funded by Softbank as a loan to Buy.Com such that Buy.Com receives credit for such capital contribution on the books of Buy.Com UK).

                            The loan from Softbank to Buy.Com will accrue interest at the lowest rate required to avoid the imputation of interest and will have a 5 year term with an acceleration clause for immediate payment within ten (10) days of the closing of Buy.Com's IPO.

                            The loan from Softbank to Buy.Com UK will accrue [***].
                             ---

Ongoing Funding of          On an annual basis, management of Buy.Com UK will
Buy.Com UK:                 prepare a Business Plan and Budget for Buy.Com UK
                            for review and approval by the Buy.Com UK Board.
                            Ongoing funding will be obtained by additional pro rata investments by Buy.Com and eVentures or new third party investments on terms approved by the Buy.Com UK Board. Any new third party investments will dilute all shareholders pro-rata based on their respective percentage ownership interests on the date of such investment.

Preemptive Right:           Buy.Com and eVentures will have a right to
                            participate in any future financing to maintain their pro rata ownership in Buy.Com UK subject to certain customary exceptions to be included in the definitive joint venture documents. This right will terminate upon an IPO of Buy.Com UK.

Governance:                 Buy.Com UK will have a Board of Directors of [***]
                                                                          ---
                            members initially with Buy.Com designating [***]
                                                                        ---
                            members (one of which will be the CEO or Managing
                            Director of Buy.Com UK) and eVentures designating
                            [***] members. The parties will enter into a voting
                             ---
                            agreement to maintain the Board composition which agreement will terminate upon an IPO of Buy.Com UK.

                            Buy.Com's CEO, Greg Hawkins, will serve as Chairman of Buy.Com UK. The CEO or Managing Director of Buy.Com UK will serve as one of the [***] designees
                                                                 ---
                            of Buy.Com on the Board of Buy.Com UK and such individual will report to Mr. Hawkins.

                            Buy.Com and eVentures will mutually recruit and select a CEO and other senior management for Buy.Com UK.

________________________________________________________________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Intellectual Property:      Buy.Com will license its e-commerce technology to
                            Buy.Com UK on a royalty free basis for use in the Territory. Buy.Com will retain ownership of its trade name, brand and all trademark and service marks and other intellectual property rights relating thereto and will license its name and its other intellectual property rights necessary and applicable to the business of Buy.Com UK on a royalty free basis and on such other terms to be established in the definitive joint venture documents. These licenses will be perpetual subject to certain limitations to be provided for in the definitive joint venture documents.

                            Buy.Com will receive a royalty free, perpetual grant back license to all technology developed by Buy.Com UK.

Service Fees:               If either Buy.Com or eVentures provides services to
                            Buy.Com UK, Buy.Com UK shall reimburse such costs on an allocated basis and pay a service fee to such party, provided that the party providing such services will submit a written proposal of such services and fees for approval by a majority of the disinterested Buy.Com UK Board.

Co-Promotion and Cross      Buy.Com and eVentures shall discuss and negotiate
Marketing Opportunities:    co-promotion and cross marketing opportunities to
                            include within the definitive joint venture documents.

Admission of Additional     Buy.Com UK will not issue ownership interest to a
Partners:                   competitor of Buy.Com without the prior written
                            consent of Buy.Com.

Co-Sale and Right of        Each of Buy.Com and eVentures will have a co-sale
First Refusal Provisions:   right and right of first refusal over the other
                            partner's shares or other ownership interest in Buy.Com UK, excluding transfers to affiliates. This agreement will terminate upon an IPO of Buy.Com UK.

Expenses:                   Each party will pay its own costs incurred in
                            connection with the preparation and negotiation of the joint venture documents.


                                        BUY.COM INC.

                                        By: ______________________________
                                        Name: ____________________________
                                        Title: ___________________________

                                        eVentures

                                        By: ______________________________
                                        Name: ____________________________
                                        Title: ___________________________

                                   EXHIBIT C
                                   ---------

                                  TERM SHEET

                                      for

                                 BUY.COM JAPAN

                                  TERM SHEET
                                      FOR
                          BUY.COM JAPAN JOINT VENTURE


Purpose of Joint Venture:   BUY.COM INC. ("Buy.Com") and SOFTBANK America, Inc.
                            ("Softbank") will form a joint venture ("Buy.Com
                            Japan") to launch and operate an Internet superstore in Japan.

Territory Covered:          The countries include Japan (the "Territory").

Launch Priority:            It is anticipated that Buy.Com Japan will prioritize
                            the countries in which it launches the Buy.Com
                            Internet superstore concept as follows:

                                   First Stage:   Japan

Ownership and Structure:    Buy.Com Japan will be owned as follows:

                                   50% Buy.Com
                                   50% Softbank

                            The legal and tax structure of Buy.Com Japan will be determined by Buy.Com and Softbank in consultation with their tax, legal and accounting advisors. It is understood that the objective is for Buy.Com to be able to consolidate the financial statements of Buy.Com Japan into Buy.Com until Buy.Com Japan completes an IPO.

                            Buy.Com Japan will establish an employee equity incentive [***] of the initial capitalization for
                                       ---
                            issuance to employees and officers of Buy.Com Japan. The stock and option grants will be subject to customary [***]. Any modifications to such vesting
                                       ---
                            schedule shall be at the discretion of the Buy.Com Japan Board on a case by case basis.

Initial Funding of          The initial funding of U.S. $9 million which is
Buy.Com Europe:             intended to provide adequate working capital through
                            June 2000, will be provided entirely by Softbank as follows:

                                   $3 million equity contribution from Softbank
                                   $3 million working capital cash loan from
                                      Softbank to Buy.Com Japan.
                                   $3 million equity contribution from Buy.Com
                                      (which amount will be funded by Softbank
                                      as a loan to Buy.Com such that
_________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                    Buy.Com receives credit for such capital contribution on the books of Buy.Com Japan).

                            The loan from Softbank to Buy.Com will accrue interest at the lowest rate required to avoid the imputation of interest and will have a 5 year term with an acceleration clause for immediate payment within ten (10) days of the closing of Buy.Com's IPO.

                            The loan from Softbank to Buy.Com Japan will accrue interest at the [***].

Ongoing Funding of          On an annual basis, management of Buy.Com Japan will
Buy.Com Europe:             prepare a Business Plan and Budget for Buy.Com Japan
                            for review and approval by the Buy.Com Japan Board.
                            Ongoing funding will be obtained by additional pro rata investments by Buy.Com and Softbank or new third party investments on terms approved by the Buy.Com Japan Board. Any new third party investments will dilute all shareholders pro-rata based on their respective percentage ownership interests on the date of such investment.

Preemptive Right:           Buy.Com and Softbank will have a right to
                            participate in any future financing to maintain their pro rata ownership in Buy.Com Japan subject to certain customary exceptions to be included in the definitive joint venture documents. This right will terminate upon an IPO of Buy.Com Japan.

Governance:                 Buy.Com Japan will have a Board of Directors of
                            [***] members initially with Buy.Com designating
                             ---
                            [***] members (one of which will be the CEO or
                             ---
                            Managing Director of Buy.Com Japan) and Softbank
                            designating [***] members. The parties will enter
                                         ---
                            into a voting agreement to maintain the Board composition which agreement will terminate upon an IPO of Buy.Com Japan.

                            Buy.Com's CEO, Greg Hawkins, will serve as Chairman of Buy.Com Japan. The CEO or Managing Director of Buy.Com Japan will serve as one of the [***] designees of Buy.Com on the Board of Buy.Com Japan and such individual will report to Mr. Hawkins.

                            Buy.Com and Softbank will mutually recruit and select a CEO and other senior management for Buy.Com Japan.

Intellectual                Buy.Com will license its e-commerce technology to
                            Buy.Com Japan

_______________________________________________________________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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

Property                    on a royalty free basis for use in the Territory.
                            Buy.Com will retain ownership of its trade name, brand, and all trademark and service marks and other intellectual property rights relating thereto and will license its name and its other intellectual property rights necessary and applicable to the business of Buy.Com Japan on a royalty free basis and on such other terms to be established in the definitive joint venture documents. These licenses will be perpetual subject to certain limitations to be provided for in the definitive joint venture documents.

                            Buy.Com will receive a royalty free, perpetual grant back license to all technology developed by Buy.Com Japan.

Service Fees:               If either Buy.Com or Softbank provides services to
                            Buy.Com Japan, Buy.Com Japan shall reimburse such costs on an allocated basis and pay a service fee to such party, provided that the party providing such services will submit a written proposal of such services and fees for approval by a majority of the disinterested Buy.Com Japan Board.

Co-Promotion and Cross      Buy.Com and Softbank will discuss and negotiate co-
Marketing Opportunities:    promotion and cross marketing opportunities to
                            include within the definitive joint venture documents.

Admission of Additional     Buy.Com Japan will not issue ownership interest to a
Partners:                   competitor of Buy.Com without the prior written
                            consent of Buy.Com.

Co-Sale and Right of        Each of Buy.Com and Softbank will have a co-sale
First Refusal Provisions    right and right of first refusal over the other
                            partner's shares or other ownership interest in Buy.Com Japan, excluding transfers to affiliates.
                            This agreement will terminate upon an IPO of Buy.Com
                            Japan.

Expenses:                   Each party will pay its own costs incurred in
                            connection with the preparation and negotiation of the joint venture documents.


                                 BUY.COM INC.

                                 By:________________________________
                                 Name:______________________________
                                 Title:_____________________________

                                 SOFTBANK AMERICA, INC.

                                 By:________________________________
                                 Name:______________________________
                                 Title:_____________________________

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